Page 11

   Exhibit A to First Amendment to Letter Loan Agreement







       NEW REVOLVING NOTE

$2,000,000                                   October 23,
1997


FOR VALUE RECEIVED, AULT INCORPORATED (the"Borrower") hereby promises to pay to the order of FIRST BANK NATIONAL ASSOCIATION (the "Lender") the principal sum of TWO MILLION AND NO/100 DOLLARS ($2,000,000) or, if less, the unpaid principal of all amounts advanced hereunder, together with interest (calculated on the basis of actual days elapsed and a year of 360 days) on the unpaid principal balance hereof at the rate or rates set forth below. Payments will be made to the Lender at its office at Sr. Paul. Minnesota or at such other place as the Lender may from time to time hereafter designate to the Borrower in writing in immediately available, lawful money of the United States of America.

INTEREST RATE

The unpaid principal balance hereof from time to time outstanding shall bear interest at a floating rate per annum equal to the "Reference Rate" of the Lender. In the event of any changes in the Reference Rate, the rate applicable hereto shall change effective as of such change in the Reference Rate. The Reference Rate is the rate publicly announced by the Lender from time to time as its Reference Rate; the Lender may lend to its customers at rates that are at, above or below the Reference Rate.

Upon the happening of any Event of Default the unpaid balance of this Note shall, at the option of the Lender, thereafter bear interest until paid in full at a rate per annum equal to the rate of interest applicable immediately prior to such Event of Default plus 2.0%.

PROCEDURE FOR ADVANCES

Until the final maturity of this Note, the Borrower may from time to time request an advance (an "Advance") hereunder (in minimum amounts of $10,000 or integral multiples thereof) and repay and, upon repayment, reborrow, provided that the aggregate unpaid principal amount of all Advances hereunder shall never Exceed 2,000,000 at any time. In order to request an Advance hereunder the Borrower shall give the Lender written notice of the requested
Advance which must be received by the Lender not later than 10:00 a.m. local time on the date of the requested Advance.
In giving such notice the Borrower shall specify the amount and the date for the request Advance. The Lender shall trot be obligated to make any Advance hereunder at any time when any Event of Default, or any event which with the passage of time or the giving of notice, or both, would become an Event of Default, exists. The making of any Advance shall also be subject to the terms, conditions and limitations of the Loan Agreement (defined below), and in the case of any conflict between the terms of this Note and the Loan
Agreement with respect to the making of any Advance, the terms of the Loan Agreement shall prevail.

REPAYMENT

The principal hereof is payable in full on October 1, 1998.

Interest shall be payable monthly in arrears on the first day of each month commencing November 1, 1997, and at final maturity.

This Note may be prepaid by the Borrower at any time in whole or from time to time in part (in minimum partial payments of at least $10,000) without premium or penalty.
Any prepayment shall be applied first against accrued and unpaid interest and the balance shall be applied to principal.

PAYMENT DATES

The Lender is authorized to charge any account the Borrower maintains with the Lender for payment of any amount owing on this Note when due. Whenever any payment to be made an this Note shall be stated to be due on a Saturday, Sunday or legal holiday, such payment shall be made on the next succeeding business day and such extension of time, in the case of a payment of principal, shall be included in the computation of any interest on such principal payment.

OTHER AGREEMENTS

This Note is issued pursuant to a Letter Loan Agreement dated as of February 25, 1997, as amended (as the same may hereafter be amended, modified or supplemented, or any agreement entered into in substitution or replacement thereof, the "Loan Agreement") between the Borrower and the Lender and is secured pursuant to a Security Agreement dated as of February 25, 1997, as well as other security agreements (as the same may hereafter be amended, modified or supplemented, or any agreement entered into in substitution replacement therefor, the "Security Agreement") given by the Borrower to the Lender. This Note is given in extension and renewal or, but not in payment of, a Revolving Note dated as of February 25, 1997 in the original principal amount of 2,000,000.

EVENTS OF DEFAULT; REMEDIES OF LENDER

The occurrence of any one or more of the following events shall constitute an Event of Default, and upon the occurrence of any Event of Default the Lender may declare this Note to be, and the same shall forthwith become, immediately due and payable and the tender may exercise all rights and remedies under the Loan Agreement and the Security Agreement and as may otherwise be allowed by law:

    (a) The Borrower shall fail to make any payment of
     principal or interest hereon when    due.

     (b) The Borrower shall fail to comply with any other term of this Note.

     (c) Any default shall occur under the terms of the Loan Agreement or the Security Agreement and shall continue for more than the period of grace, if any, applicable thereto.

     If any Event of Default occurs the Borrower agrees to pay all costs of collection, including attorneys' fees, and the Lender shall have the right to set off any indebtedness of the Lender to the borrower against the indebtedness on this Note.

OTHER TERMS

This Note cannot be amended or modified, or any provisions hereof waived, except pursuant to a writing signed by the Lender. The Lender does not, by failing to exercise of delaying in exercising any right against the Borrower give up that right. The Lender has no obligation to renew or extend this Note. If part of this Note is unenforceable, the rest of it will still be enforceable. The Lender may assign this Note or grant participation's herein at any time without the Borrower's consent and share information about the Borrower in connection therewith.

THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE
SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF
MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS
PRINCIPLES
THEREOF BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED
STATES
APPLICABLE TO NATIONAL BANKS.

AT THE OPTION OF THE LENDER THIS NOTE MAY BE ENFORCED IN
ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN
HENNEPIN COUNTY, MINNESOTA; AND THE BORROWER CONSENTS TO
THE



JURISDICTION ANY VENUE OF ANY SUCH COURT ANY WAIVES ANY
ARGUMENT THAT THE VENUE IN SUCH FORUMS IS NOT CONVENIENT.
IF THE BORROWER COMMENCES ANY ACTION IN ANOTHER
JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY
ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP
CREATED BY THIS NOTE, THE LENDER AT ITS OPTION SHALL BE
ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE
JURISDICTIONS AND VENUES ABOVE- DESCRIBED, OR IF SUCH
TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO
HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

EACH OF THE BORROWER AND THE LENDER BY ITS ACCEPTANCE OF
THIS NOTE, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY
JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO
THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY

The Borrower hereby waives presentment for payment, notice of dishonor, protest and notice of protest


                              AULT INCORPORATED
                              By:  Carlos S. Montague
                              Title:  Treasure




























     FIRST AMENDMENT TO LETTER LOAN AGREEMENT

     This FIRST AMENDMENT TO LETTER LOAN AGREEMENT (this
"Amendment"), made and entered into as of October 23 1997, is by and between Ault Incorporated, a corporation organized under the laws of the State of Minnesota (the
"Borrower"), and First Bank National Association, a national banking association (the "Lender").

                    RECITALS

     1.   The Lender and the Borrower entered into a Letter
Loan Agreement dated as of February 25, 1997 (the "Credit
Agreement"); and

     2. The Borrower desires to amend certain provisions of the Credit Agreement, and the Lender has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged the Parties hereto hereby covenant and agree to be bound as follows:

     Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shit have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

     Section 2.  Amendments,  The Credit Agreement is
hereby amended as follows:

     2.1 Introductory paragraph: The introductory paragraph of the Credit Agreement is amended to read in its entirety as follows:

     First Bank National Association (the "Lender") agrees to make (i) revolving advances ("Advances") to Ault
Incorporated (the "Borrower"), in an aggregate amount outstanding from time to time of up to the lesser of $2,000,000 or the Borrowing Base (defined below), from the date of the First Amendment to this Agreement (the "First
Amendment") until October 1, 1998 under a promissory note dated the date of the First Amendment (as the same may hereafter be amended. restated, extended, renewed or otherwise modified from time to time, the "Revolving
Note"), and (ii) one or more term loans of up to $300.000 in the aggregate (each a "Term Loan Each Term Loan shall be evidenced by a term note dated the date of such Term Loan
(as the same may hereafter be amended. restated, or otherwise modified from time to time, each a "Term Note") (the Revolving Note, each Term Note and all other notes from the borrower to the Lender are collectively the "Notes "). Each Term Note will be in the form then in current use by the Lender for such fixed rate installment obligations. Advances and Term Loans will be made upon the following terms and subject to the following conditions:

     2.2 Terms Loans and Advances. Paragraph 1.1 (a) of the Credit Agreement is amended to read in its entirety as follows:

(a) The Term Loans and Advances. The Lender does not have to make any Advances or any Term Loans until the conditions of paragraph 6 have been satisfied. The proceeds of the Advances will be used by the Borrower for its general business purposes. All amounts outstanding under the Revolving Note will bear interest at the rate or rates provided in the Revolving Note. In addition to the requirements under paragraph 6, Term Loans are subject to the submission by the Borrower of the information and documents required under paragraph 7 below. Term Loans will bear interest at a fixed rate determined on the date of the Term Loan.

     2.3  Revolving Due Date.  Paragraph 4 of the Credit
Agreement is amended by deleting the date "October 1, 1997" as it appears therein and inserting in lieu thereof the date "October 1, 1998".

     2.4  Conditions for Term Loans.  Paragraph 7 of the
Credit Agreement is amended by deleting therefrom the last two sentences thereof.

     2.5 Borrowing Base Certificates. Paragraph 9. e), subclause (i) is amended to read in its entirety as follows:

     (i) be dated as of the last day of each month during which there are outstanding Advances and be delivered to the Lender by the thirtieth day of the next month or if no Advances are outstanding, be dated as of the last day of the month preceding the date of the requested Advance and be delivered to the Lender prior to an Advance, and

     Section 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and Compliance by the Borrower with. the following:

     3.1 This Amendment and the Revolving Note in the form of Exhibit A hereto (the "New Revolving Note"), each duly executed by the borrower.









   3.2 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment and the New
   Revolving Note certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary
   (i) certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were last delivered to the Lender, and (ii) identifying each officer of the Borrower authorized to execute this Amendment, the New Revolving Note and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the "Amendment Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

     3.3 Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment

     3.4 A good standing certificate for the Borrower from the state of Minnesota issued not more than 30 days prior to the date of this Amendment.

     3.5 A UCC search for the Borrower from the State of Minnesota issued not more than 15 days prior to the date of this Amendment.

     3.6 The Borrower shall have satisfied such other conditions as specified by the Lender, including payment of all unpaid legal fees and expenses incurred by the Lender through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

     Section 4.  Representations Warranties Authority, No
Adverse Claims.

     4.1  Reassertion of Representations and Warranties, No
Default.
The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit
Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit
Agreement, and (5) there will exist no Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Lender.

     4.2   Authority, No Conflict, No Consent Required.
The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate, and none of the Amendment Documents nor the agreements contained herein or therein contravene or constitute a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Articles of incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any lien on my of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Lender. The
Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Lender.

     4.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have been taken plate and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Lender with respect to the Borrower's obligations under the Credit Agreement as amended by this Amendment.

     Section 5.   Affirmation of Credit Agreement Further
References,
Affirmation of Security interest. The Lender and the Borrower each acknowledge and affirm that the Credit
Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment. shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The
Borrower confirms to the Lender that the Borrower's obligations under the Credit Agreement, as amended by this Amendment are and continue to be secured by the security interest granted by the Borrower in favor of the Lender under that certain security agreement dated as of February
25, 1997, and made by the Borrower in favor of the Lender, and all of the terms, conditions, provisions. agreements.
requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower

     Section 6.   Merger and Integration, Superseding
Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this



Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

     Section 7.   Severability.  Whenever possible, each
provision of this Amendment and the other Amendment
Documents and any other statement instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition.
Invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other
Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

     Section 8.   Successors.  The Amendment Documents
shall be binding on the borrower and the Lender and their respective successors and assigns and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender.

     Section   9.   Legal Expenses.  The borrower agrees to
reimburse the Lender, upon execution of this Amendment, for an reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Lender) incurred in connection with the Credit
Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated. prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Lender harmless from 811 liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment
Documents, which obligations of the borrower shall survive any termination of the Credit Agreement.

     Section 10.   Headings.  The headings of various
sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

     Section   11.   Counterparts.  The Amendment Documents
may be executed in several counterparts as deemed necessary or convenient, each of which,



when so executed, shall 6e deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement

     Section 12.   Governing Law. THE AMENDMENT DOCUMENTS
SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF
MINNESOTA.  WITHOUT GIVING EFFECT TO CONFLICT OF LAW
PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS
APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND
THEIR AFFILIATES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.


BORROWER:                AULT INCORPORATED

                         By:  Carlos S. Montague
                         Title: Treasure

LENDER:                  FIRST BANK NATIONAL ASSOCIATION


                         By:  Melody Holland-Reyder
                         Title:  Vice President